Regenerative medicine brought to life
®
May 2012
Exhibit 99.1

Forward-looking Statements
Certain statements in this presentation may constitute forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Although Tengion believes that these statements are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there are a number of factors that may cause actual results to differ from these statements.
For instance, there can be no assurance that: (i) the Company will be able to successfully enroll patients in its clinical trials, including its phase I clinical trial for the Neo-Urinary Conduit; (ii) patients enrolled in the
Company's clinical trials will not experience adverse events related to the Company's product candidates, which could delay clinical trials or cause the Company to terminate the development of a product candidate;
(iii) the results of the clinical trial for the Neo-Urinary Conduit will support further development of that product candidate; (iv) the market opportunity data and physician and payer feedback for the Neo-Urinary
Conduit derived from the report prepared by L.E.K. Consulting LLC accurately predict the potential commercial opportunity for the Neo-Urinary Conduit; (v) data from the Company's ongoing preclinical studies, including its proposed GLP program for the Neo-Kidney Augment, will continue to be supportive of advancing such preclinical product candidates; and (vi) the Company will be able to progress its product candidates that are undergoing preclinical testing, including the Neo-Kidney Augment, into clinical trials and that the Company will be successful in designing such clinical trials in a manner that supports the development of such product candidate; and (vii) the Company will be able enter into strategic partnerships on favorable terms, if at all, or obtain the capital it needs to develop its product candidates and continue its operations.
For additional factors which could cause actual results to differ from expectations, reference is made to the reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation are made only as of the date hereof and the Company disclaims any intention or responsibility for updating predictions or expectations in this presentation.

Delivering Organ Regeneration
Novel technology platform that:
•Utilizes selected populations of regenerative cells
•Harness these cells to create specific neo-organs
•Has the potential to produce these neo-organs on a commercial scale

Anticipated Benefits of Our Regenerative Medicine Platform
• Regenerate native-like function and structure
• Reduce healthcare costs for organ failure while improving
 medical outcomes
 – Avoid the risk of organ rejection
 – Eliminate the burden and costs of immunosuppression
• Provide meaningful clinical safety and efficacy advances
 versus existing alternatives
 – Reduce or eliminate adverse effects of existing procedures
 – Shorten surgical and recovery time
• Improve quality of life for patients and their families

Investment Highlights
• Biotechnology company focused on tissue and organ regeneration using a patient’s own cells
 – Strong IP, know-how, and trade secrets around core process
• Neo-Urinary ConduitTM: our goal is to improve upon standard of care for bladder cancer patients requiring cystectomy
 – Currently in a phase 1 clinical trial
• Neo-Kidney AugmentTM: our goal is to augment renal function and delay progression of kidney failure
 – Preclinical proof-of-concept established in four animal studies
• New team focused on key value creating objectives
 – Neo-Urinary Conduit: complete enrollment of phase 1 human proof-of-
 concept trial in 2012
 – Neo-Kidney Augment: file IND during 1H 2013; expect initial data from phase
 1 human proof-of-concept trial in 2014

Neo-Urinary Conduit

Neo-Urinary Conduit: Large Market Opportunity
Estimated 2012 Urinary Diversion Surgical Procedures*
13,100
15,200

*L.E.K. and company estimates
Number of procedures growing at ~3% per annum

Our Neo-Urinary Conduit Offers Advantages
• Potentially shorter, less complex and standardized surgical procedure
• Improved recovery times
• Avoids side effects associated with bowel tissue resection and urine absorption
 ₋ Infection
 ₋ Excess mucus formation
 ₋ Cancer

Positive Initial Payer Comments
• Payers believe a $40,000 price for Neo-Urinary Conduit is
 reasonable
• Incremental cost savings
 – Reduction is surgery and hospitalization time
 – Reduction in complications
 – Quality of life improvements
• Limited incremental exposure per payer
• Older population likely covered by Medicare
• Other autologous therapies have comparable prices

 Based on expected product profile

Tengion’s Neo-Urinary Conduit

• Regenerates native-like urinary tissue with
 no bowel resection or urine absorption-
 related metabolic disorders
• Created using patient’s own cells
 – Cells obtained from simple fat biopsy
 – Cells grown and placed on biodegradable
 scaffold
 – Implanted at time of cystectomy (removal
 of bladder cancer)
• Successful preclinical large animal studies
 – Standardized surgical procedure
 – Regenerated native-like urinary tissue
 structure and function
• U.S. regulatory pathway: Biologics
 Licensing Application (BLA)

Neo-Urinary Conduit vs. Standard of Care
Non-Continent Urinary Diversion Conduit
Neo-Urinary Conduit

Phase 1 Trial Overview
• Open label study to define surgical procedure and safety
• Preliminary efficacy assessment: Structural integrity and
 conduit patency at 1 year post implant
• Will enroll up to 10 patients with primary bladder cancer
 requiring cystectomy
• Expect to complete enrollment by the end of 2012
• Sequential enrollment of initial patients allows for real-time optimization of the surgical procedure and post-surgical care
 – Goals for the new surgical procedure
 • Standardize attachment of ureters
 • Vascularize the Neo-Urinary Conduit
 • Standardize stoma procedure
 – Patients enrolled at Johns Hopkins Hospital and University of Chicago
 Medical Center

Phase 1 Trial Progress: Translation and Regeneration
• Four of 10 patients enrolled so far
• Results from patients 1-3 provided a
 framework for an updated
 procedure for the fourth patient
 – Ureteral attachment utilizes a widely
 accepted procedure
 – Modified stoma ostomy to improve
 stoma patency
 – Vascularization procedure utilizes widely
 accepted source (omentum)
• Histological evidence of urinary
 tissue regeneration where there was
 appropriate blood supply
Human Ureter
Normal Tissue
Regenerated Tissue
Human Neo-
Urinary
Conduit

Next Steps for the Neo-Urinary Conduit
• Expect to implant the 10th patient by the end of 2012
 – Anticipate one-year data available for all patients during 4Q 2013
• Begin phase 2/3 clinical trial during 2H 2013
 – Randomized, non-blinded 2-arm trial
 – N = 250-300 (150 NUC vs 100-150 standard of care)
 – Approximately 3 years to enroll with 1-year follow-up
 – Data likely applicable to EU filing
• Engage in strategic alliance discussions
• Continue working with multiple experts from:
 – Baylor, Brigham & Women’s, Johns Hopkins, Memorial Sloan
 Kettering, University of Chicago, and University of Michigan

Neo-Kidney Augment

Neo-Kidney Augment Market Opportunity
• Intended to prevent or delay the need for dialysis or
 transplantation
• An estimated 26 million adults in the United States have
 chronic kidney disease (CKD)
 – 100,000 new dialysis patients each year in the US
 – 350,000 currently on dialysis
 – 20% annual mortality
 – $77,000 annual cost per patient
• $39 billion in direct US costs annually for end stage kidney disease

Tengion’s Neo-Kidney Augment
• Intended to prevent or delay dialysis or kidney
 transplantation by increasing renal function in patients with advanced CKD
 – Neo-Kidney Augment may catalyze the regeneration of functional kidney tissue
• Utilizes a patient’s own renal cells
 – Obtained by needle biopsy
 – Cells formulated in a hydrogel for ease of manufacturing and delivery
• Designed for laparoscopic injection of Neo-Kidney Augment
 into diseased kidney
• U.S. regulatory pathway: Biologics Licensing Application
 (BLA)

Efficient and Scalable Manufacturing Process

Robust Preclinical Data for Neo-Kidney Augment
• Significant effects in aggressive rodent models of diabetic kidney failure and CKD - results published in top-tier journals
 – Diabetic kidney failure model
 • Uncontrolled diabetic, obese, hypertensive rodent model of kidney failure
 • Slowed kidney disease progression and improved survival at 1 year
 –  Renal mass reduction model
 • Increased functional kidney mass, slowed progression, improved survival at
 6 months
 – Human regenerative cells in acute/chronic renal disease
 • Demonstrated regeneration of functional kidney tissue using human renal cells
 • Reversed kidney failure at 3 months
• Consistent observations in large animal model of CKD
 – Effects seen as early as 7 weeks, with persistent effects reported at 9 months

Regenerative Cells Improve Kidney Function and Extend Survival
Renal Cells improve kidney
function over time
ZSF1 Groups	1-Year Survival
Untreated	20% (1/5)
OB ZSF1 + NKA	100% (5/5)
Effects beyond 1 year of age in renal diseased diabetic rat

Renal Cells support survival
beyond 50% mortality time
point for OB ZSF1
34 weeks of age (16 weeks post treatment)
p = 0.0038

Human Kidney Tissue Regeneration in Nude Rats
Human-derived cells
prevent renal failure in
CKD Nude Rats for 3
months
Human-derived cells
improve CKD Nude Rat
nephron function
Delayed progression of CKD and stabilized renal function

*

Multiple Mechanisms of Action in CKD
• Implanted regenerative cells persist for at least 6 months
• Regeneration of functional renal tissue
 - Regenerative and resident cells regenerate, replace and repair renal structures post-implantation
• Attenuation of inflammatory and fibrosis pathways
 - Molecular evidence of key pathway reduction:
 • TGFb >50%
 • PAI-1 >50%
 • Fibronectin 50%

Next Steps for Neo-Kidney Augment
• Commence GLP studies to support U.S. IND filing in 1H 2013
 – 6 month ZSF1 rat study (diabetic kidney failure)
 – 3 month canine safety study
 – 6 month repeat dose canine study
• Parallel track European approach
 – Define pathway during 2H 2012 to European First-in-Human
 • Planning Advanced Therapy Medicinal Products (ATMP) pathway
• Continue working with multiple experts from:
 – Harvard, Karolinska Institute, Mario Negri Institute, UNC-Chapel
 Hill

• Technology protected by issued patent protection plus recent applications pending
 — 28 U.S. and 97 international patents and patent applications for regeneration of multiple organs and tissues
 — Core patents cover composition, design and methods of manufacture*
Significant IP and Barriers to Entry
= Patent Applications
= Issued Patents
* Individual patents may cover multiple elements

CELLS
DEVICE /
MATERIAL
PROCESS
THX USE
• Technology platform also includes know-how, trade secrets and integrated capabilities for the discovery, development and manufacturing of multiple product candidates
Neo-Urinary Conduit
Neo-Kidney Augment
CELLS
DEVICE /
MATERIAL
PROCESS
THX USE

Corporate

Financial Overview and Current Stockholders
March 31, 2012
Cash and Investments
Long-Term Debt
Adjusted Net Loss
Shares Outstanding *
 $8.9 M
 $4.5 M
 $4.1 M
 24.5 M
December 31, 2011
 $15.3 M
 $5.0 M
 $19.1 M
 23.8 M
Current cash expected to last until September 2012
* Potential for reverse stock split in range of one-for-six to one-for-ten if stockholders approve proposal at May 2012 Annual Meeting
Current stockholders (based on most recent public filings)
HealthCap Venture Capital Great Point Partners Empery Asset Mgmt
Medtronic, Inc.  Deerfield Management  Safeguard Scientifics
Oak Investment Partners Quaker BioVentures  Kingsbrook

Upcoming Milestones
Milestone	Expected
Neo-Urinary Conduit
Complete enrollment of phase 1 clinical trial	End of 2012
Initiate phase 2/3 study	2H 13
Obtain 1-year data from phase 1 clinical trial	2H 13
Neo-Kidney Augment
Define European regulatory pathway	2H 12
IND filing	1H 13

Investment Highlights
• Biotechnology company focused on tissue and organ regeneration using a patient’s own cells
 – Strong IP, know-how, and trade secrets around core process
• Neo-Urinary ConduitTM: our goal is to improve upon standard of care for bladder cancer patients requiring cystectomy
 – Currently in a phase 1 clinical trial
• Neo-Kidney AugmentTM: our goal is to augment renal function and delay progression of kidney failure
 – Preclinical proof-of-concept established in four animal studies
• New team focused on key value creating objectives
 – Neo-Urinary Conduit: complete enrollment of phase 1 human proof-of-
 concept trial in 2012
 – Neo-Kidney Augment: file IND during 1H 2013; expect initial data from phase
 1 human proof-of-concept trial in 2014